UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to 240. 14a-12

CELLECTAR BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date filed:

Cellectar Biosciences, Inc.
3301 Agriculture Drive
Madison, Wisconsin 53716

Notice of Special Meeting of Stockholders
To Be Held on September 12, 2017

A Special Meeting of Stockholders (the “Special Meeting”) of Cellectar Biosciences, Inc. (the “Company”) will be held on Tuesday, September 12, 2017, at 10:00 A.M., local time, at its headquarters at 3301 Agriculture Drive, Madison, Wisconsin 53716.

Our Board of Directors is calling this Special Meeting to hold a vote ratifying the stockholders’ prior approval of an amendment (the “Amendment”) to our certificate of incorporation to increase the number of authorized shares of common stock by 40,000,000 shares, from 40,000,000 to 80,000,000 shares.

At the 2017 Annual Meeting of Stockholders of the Company held on May 31, 2017 (the “2017 Annual Meeting”), stockholders voted on the Amendment. Consistent with the applicable rules concerning the manner in which broker votes are counted for “routine” matters, certain shares of common stock held by brokers and with respect to which the beneficial owner had not provided the broker with voting instructions were voted by the broker in favor of the approval of the Amendment. As announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 1, 2017, stockholders approved the Amendment, and our Board of Directors filed a Certificate of Amendment with the Delaware Secretary of State.

Our Board of Directors subsequently determined that a particular disclosure contained in the proxy statement disseminated to our stockholders in connection with the 2017 Annual Meeting included an inadvertent drafting error that may have been confusing to some stockholders. In particular, notwithstanding the applicable rules concerning the manner in which broker votes are counted for “routine” matters, the proxy statement suggested that brokers would not have discretionary authority with respect to the approval of the Amendment, even though it had been the Company’s intent to state, consistent with applicable rules, that discretionary voting is permitted. Accordingly, while our Board of Directors believes it was and is appropriate to include the votes brokers cast pursuant to their discretionary authority, our Board of Directors recognizes that some stockholders may claim to have been confused by the disclosure in the proxy statement issued for the 2017 Annual Meeting regarding the voting standard applicable to the approval of the Amendment, and one stockholder has challenged the validity of the Amendment on these grounds.

Therefore, even though our Board of Directors believes the Amendment has been properly approved and is effective, out of an abundance of caution our Board of Directors unanimously adopted a resolution attached hereto as Appendix A on July 24, 2017 resolving to request that stockholders ratify the prior approval of the Amendment (the “Special Meeting Proposal”). The Special Meeting Proposal is the only matter that our Board of Directors knows of that will be voted on at the Special Meeting. Our Board of Directors recommends that you vote “FOR” the Special Meeting Proposal. The increase in our authorized shares is for general corporate purposes and is not being implemented in connection with any proposed corporate transaction.

Our Board of Directors has fixed the close of business on Thursday, August 10, 2017, as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only stockholders of record who held common stock of the Company at the close of business on August 10, 2017 will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. The Special Meeting Proposal is being submitted to stockholders pursuant to Section 204 of the Delaware General Corporation Law (the “DGCL”). Under Section 204 of the DGCL, stockholders of record as of the close of business on Friday, April 7, 2017, the record date for our 2017 Annual Meeting, will also receive notice of the Special Meeting, but are not entitled to attend the Special Meeting or vote on the Special Meeting Proposal or any other matter presented at the Special Meeting unless they were also holders of record as of the close of business on Thursday, August 10, 2017.

This notice and the attached proxy statement constitute the notice required to be given to our stockholders under Section 204 of the DGCL in connection with the Special Meeting Proposal. Under Sections 204 and 205 of the DGCL, when a matter is submitted for ratification at a stockholder meeting, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Delaware Secretary of State and becomes effective. If the Special Meeting Proposal is approved by stockholders, the Company expects to file a certificate of validation promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of the Amendment is void or voidable due to the failure to receive the requisite stockholder approval at the 2017 Annual Meeting or the Special Meeting, as applicable, or that the Delaware Court of Chancery should declare, in its discretion, that the Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Delaware Secretary of State and becomes effective in accordance with the DGCL.

By order of the Board of Directors

Gregory J. Lynch, Secretary
Madison, Wisconsin
August [●], 2017

This proxy statement and the form of proxy are first being sent or given to stockholders on or about August [●], 2017, pursuant to rules adopted by the SEC.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 12, 2017:

The Notice of Special Meeting and Proxy Statement are available at www.cellectar.com.

CELLECTAR BIOSCIENCES, INC.
PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To be held on September 12, 2017

This proxy statement is furnished to the stockholders of Cellectar Biosciences, Inc. (the “Company”) in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at our principal executive offices, located at 3301 Agriculture Drive, Madison, Wisconsin 53716, on September 12, 2017 at 10:00 A.M., local time, and at any adjournments and postponements thereof. We are a Delaware corporation.

You may vote if you were a stockholder of record at the close of business on Thursday, August 10, 2017. Stockholders of record may vote in person at the Special Meeting or may vote in advance by submitting a proxy by mail. Details regarding each of these methods are set forth on the proxy card accompanying this proxy statement. Stockholders whose shares are held beneficially through a bank, broker or other nominee in street name should follow the voting instructions provided to them by the entity or person holding their shares. If you are a stockholder whose shares are held beneficially through a bank, broker or other nominee in street name, you may only vote at the Special Meeting if you hold a written legal proxy granted to you and signed by the registered stockholder. Because the Special Meeting Proposal is considered a “routine” matter, if your shares are held in street name and if you do not provide voting instructions to the street name holder of your shares, that street name holder has discretion to vote on your behalf on the Special Meeting Proposal.

The Company will bear the cost of solicitation. Some of our officers and employees may solicit proxies by correspondence, telephone or in person, without extra compensation. We may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to our stockholders on or about August [●], 2017.

We have fixed the close of business on August 10, 2017 as the record date for the Special Meeting. Only stockholders of record at the close of business on August 10, 2017 will be entitled to receive notice of, and to vote at, the Special Meeting; however, we also will notify stockholders who were stockholders of record as of the close of business on Friday, April 7, 2017, the record date for our 2017 Annual Meeting. Stockholders who were stockholders of record as of April 7, 2017, but who were no longer stockholders of record as of August 10, 2017 will not be entitled to attend the Special Meeting or vote on the Special Meeting Proposal.

As of August [●], 2017, there were outstanding and entitled to vote 13,922,170 shares of our common stock, $0.00001 par value per share. Our bylaws require a majority of the shares of stock entitled to be voted to be present in person or represented by proxy at a meeting to constitute a quorum. The Chairman of the Special Meeting may adjourn, postpone, or recess the Special Meeting to the fullest extent permitted by law and our bylaws. Our Chief Executive Officer, or such other person designed by our Board of Directors, will preside at the Special Meeting. The Special Meeting Proposal to be voted on at the Special Meeting shall require the following vote to pass:

Proposal Requiring Your Vote	Board Recommendation	Votes Requird for Approval(1)	Broker Votes(2)	Abstentions(3)
Ratification of the approval of the amendment of the certificate of incorporation to increase the number of authorized shares of common stock by 40,000,000 shares, from 40,000,000 to 80,000,000 shares	FOR	Majority of shares outstanding	Discretionary voting allowed	Count as vote against

(1) Votes will be tabulated by American Stock Transfer & Trust Company, our transfer agent.

(2) Based on Nasdaq Stock Market rules and the New York Stock Exchange rules applicable to broker discretionary voting, if your shares are held through a broker, bank or other nominee, that street name holder has discretion to vote on your behalf on “routine” matters if you do not provide voting instructions. This means that if you do not provide instructions to your broker, bank or other nominee, your lack of instructions will not be counted as a “broker nonvote” because the street name holder has discretion to vote on your behalf. In addition, if a stockholder signs his or her proxy card or instruction form, but does not mark the card or form to direct how the shares should be voted, the shares generally will be voted in accordance with the Board of Directors’ recommendation.

(3) Stockholders of record may abstain by checking the “abstain” box on the proxy card. If you are a stockholder whose shares are held beneficially through a bank, broker or other nominee in street name you must provide instructions to such street name holder, including if you wish to abstain.

We will report the voting results of the Special Meeting on our website and on a Current Report on Form 8-K filed with the SEC no later than four business days following the meeting.

THE ENCLOSED PROXY, IF EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED ON THE PROXY OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE RATIFICATION OF THE APPROVAL OF THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION (THE SPECIAL MEETING PROPOSAL). THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO COME BEFORE THE SPECIAL MEETING, AND PURSUANT TO OUR BYLAWS, ANY PURPOSE OR PURPOSES FOR WHICH A SPECIAL MEETING IS CALLED MUST BE INCLUDED IN THE NOTICE OF MEETING. HOWEVER, IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED BY THE HOLDERS OF THE PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH OUR SECRETARY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

Our Board of Directors knows of no other business to come before the Special Meeting, and pursuant to Section 1.3 of our bylaws, any purpose or purposes for which a special meeting is called must be included in the notice of that meeting. However, if any other business should properly be presented at the meeting, the proxies will be voted in accordance with the judgment of the person or persons holding the proxies.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including financial statements audited by Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm, was previously sent to each of our stockholders simultaneously with the proxy statement for our 2017 Annual Meeting. The notice of special meeting, this proxy statement, the notice and proxy statement for our 2017 Annual Meeting and our 2016 Annual Report on Form 10-K are also available on the Internet at www.cellectar.com. This web site does not use “cookies” to track or identify visitors to the web site. Directions to the Special Meeting are available on the Internet at www.cellectar.com.

If you have questions or require assistance with voting your shares, please contact our proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or by telephone at 888-680-1525.

In addition to this mailing, our employees may solicit proxies personally, electronically or by telephone, press release, facsimile, telegraph, the Internet or advertisements. We will pay all of the costs of this proxy solicitation. We will also reimburse brokers, banks, nominees and other fiduciaries for their expenses in sending these materials to you and getting your voting instructions. We have also engaged Georgeson LLC to assist us with the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $13,000 in the aggregate.

MATTER TO BE CONSIDERED AT SPECIAL MEETING

SPECIAL MEETING PROPOSAL

RATIFICATION OF THE APPROVAL OF THE AMENDMENT
TO OUR CERTIFICATE OF INCORPORATION

Our Second Amended and Restated Certificate of Incorporation, as effective immediately prior to our 2017 Annual Meeting (our “Certificate of Incorporation”), authorized the issuance of up to 40,000,000 shares of common stock and 7,000 shares of preferred stock. On March 9, 2017, the Board unanimously adopted a resolution setting forth an amendment to Article IV of the Certificate of Incorporation, subject to stockholder approval, to increase the shares of common stock that are authorized for issuance by 40,000,000 shares (the “Amendment”), bringing the total number of shares of common stock authorized for issuance to 80,000,000. The Amendment revises the first sentence of Article IV of our Certificate of Incorporation to read as follows: “The aggregate number of shares of stock that the Corporation shall have authority to issue is eighty million and seven thousand (80,007,000), of which eighty million (80,000,000) shares shall be designated ‘Common Stock’ and seven thousand (7,000) shares shall be designated ‘Preferred Stock.’” A copy of the Amendment is set forth in Appendix B hereto.

At the 2017 Annual Meeting of the Company, stockholders voted on the Amendment. Consistent with the applicable rules concerning the manner in which broker votes are counted for “routine” matters, certain shares of common stock held by brokers and with respect to which the beneficial owner had not provided the broker with voting instructions, were voted by the broker in favor of the approval of the Amendment. As announced on a Current Report on Form 8-K filed with the SEC on June 1, 2017, stockholders approved the Amendment, and our Board of Directors filed a Certificate of Amendment with the Delaware Secretary of State.

Our Board of Directors subsequently determined that a particular disclosure contained in the proxy statement disseminated to our stockholders in connection with the 2017 Annual Meeting included an inadvertent drafting error that may have been confusing to some stockholders. In particular, notwithstanding the applicable rules noted above concerning the manner in which broker votes are counted for “routine” matters, the proxy statement suggested that brokers would not have discretionary authority with respect to the approval of the Amendment, even though it had been the Company’s intent to state, consistent with applicable rules, that discretionary voting is permitted. Accordingly, while our Board of Directors believes it was and is appropriate to include the votes brokers cast pursuant to their discretionary authority, our Board of Directors recognizes that some stockholders may claim to have been confused by the disclosure in the proxy statement issued for the 2017 Annual Meeting regarding the voting standard applicable to the approval of the Amendment, and one stockholder has challenged the validity of the Amendment on these grounds. Therefore, even though our Board of Directors believes the Amendment has been properly approved and is effective, out of an abundance of caution our Board of Directors unanimously adopted a resolution on July 24, 2017 resolving to request that stockholders ratify the prior approval of the Amendment (the “Special Meeting Proposal”).

The Special Meeting Proposal is the only matter that our Board of Directors knows of that will be voted on at the Special Meeting. No change will be made to the other provisions of the Certificate of Incorporation pursuant to the Special Meeting Proposal, and no change beyond the Amendment previously voted upon will be made either. The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized.

The increase in our authorized shares is for general corporate purposes and is not being implemented in connection with any proposed corporate transaction. However, our Board of Directors has concluded that it is advisable to solicit a ratification of the approval of the Amendment now and not wait until the 2018 Annual Meeting of Stockholders because the Board believes the Company and stockholders will benefit from obtaining the ratification of the voting results sooner. Although the Board of Directors does not currently contemplate specific transactions that would require use of more than the 40,000,000 common shares authorized without regard to the Amendment, the Board of Directors believes that having ratification of the additional authorized shares will give the Company the ability to be opportunistic with respect to raising additional capital or entering into strategic transactions should appropriate opportunities present themselves prior to the 2018 Annual Meeting. The additional shares of common stock authorized by the Amendment could be issued at the direction of the Board from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses or their assets, the raising of additional capital for use in our business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of common stock do not presently have preemptive rights to subscribe for any of our securities and holders of common stock will not have any such rights to subscribe for the additional common stock subject to the ratification.

As we disclosed in connection with consideration of the Amendment at the 2017 Annual Meeting, the increase in the number of authorized shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of our Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The subsequent issuance of additional common stock could result in dilution of net income per share and book value per share and the dilution of the voting rights of the common stock. The Board is not aware of any attempt, or contemplated attempt, to acquire control of our company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

If the Special Meeting Proposal receives the requisite vote to ratify the approval of the Amendment, our Board of Directors will consider the Amendment duly adopted, the Certificate of Amendment filed with the Delaware Secretary of State will remain effective and the Board of Directors will file a certificate of validation with the Delaware Secretary of State. If the Special Meeting Proposal does not receive the requisite vote to ratify the approval of the Amendment, our Board of Directors will consider whether to implement a plan to conserve shares and assess any further actions that may be appropriate, which could limit the Company’s ability to pursue attractive corporate opportunities, including financings and acquisitions, and the Board of Directors’ ability to provide certain employees with competitive compensation. Our Board of Directors does not believe this outcome would be in the Company’s or stockholders’ best interest.

Except as described herein, there are currently no definitive plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock that are authorized pursuant to the Amendment. However, as noted above, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose outweigh the possible contingent disadvantages of dilution and discouraging unsolicited business combination proposals, and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the ratification of the approval of increasing the authorized common shares.

Required Vote and Recommendation

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote (including shares held through a broker, bank or other nominee that are unvoted by the beneficial owner(s)) is required to approve the Amendment. As to the Special Meeting Proposal, you may vote FOR, AGAINST or ABSTAIN. If your shares are held through a broker, bank or other nominee, that street name holder has discretion to vote on your behalf on the Special Meeting Proposal if you do not provide voting instructions. Votes that abstain will have the effect of a vote AGAINST the proposal.

Our Board of Directors recommends that you vote FOR the ratification of the approval of the Amendment – that is, the amendment to our Certificate of Incorporation considered at the 2017 Annual Meeting that increased the number of shares of common stock authorized thereunder.

Corporate Governance Practices and Similar Matters

An overview of our corporate governance practices can be found in the definitive proxy statement for our 2017 Annual Meeting, which was filed with the SEC on April 25, 2017. More information about our corporate governance can be found on our website at http://cellectar.com/ under the headings “About” and “News & Investors.” Charters for our Board committees can be found under the “About – Our Approach” heading. In addition, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and our website at http://investor.cellectar.com/sec.cfm. The SEC’s website contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. You may also read and copy any document that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. You may call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room. You may also obtain a copy of any document that we file with the SEC and any governance information from our website free of charge upon written request addressed to our Corporate Secretary, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716. We are not incorporating by reference our website or any documents available on our website in this proxy statement. To the best of our knowledge, no Company director, officer or employee has any interest in the Special Meeting Proposal that is different from or in addition to the interests of stockholders generally.

Communications with the Board

At this time, the Board has not adopted any formal procedure for communications by stockholders. Stockholders and interested parties wishing to communicate with the Board or any director or group of directors should direct their communications to: Corporate Secretary, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716. The Secretary will forward the stockholder or interested-party communication to the Board or to any individual director or directors to whom the communication is directed; provided, however, that if the communication is unduly hostile, profane, threatening, illegal or otherwise inappropriate, the Secretary has the authority to discard the communication and take any appropriate legal action.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on August [●], 2017, there were 13,922,170 shares of our common stock outstanding. The following table provides information regarding beneficial ownership of our common stock as of August [●], 2017:

•	each person known by us to be the beneficial owner of more than five percent of our common stock;

•	each of our directors;

•	each named executive officer (as identified in the proxy statement disseminated in connection with our 2017 Annual Meeting); and

•	all of our current directors and executive officers as a group.

The address of each executive officer and director is c/o Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716, except as otherwise indicated. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. In these cases, the information with respect to voting and investment power has been provided to us by the security holder. The identification of natural persons having voting or investment power over securities held by a beneficial owner listed in the table below does not constitute an admission of beneficial ownership of any such natural person. Shares included in the “Right to Acquire” column consist of shares that may be purchased through the exercise of options or warrants that are exercisable within 60 days of August [●], 2017.

Name and Address of Beneficial Owner	Outstanding	Right to Acquire	Total	Percentage
James V. Caruso	247,548	149,031	396,579	2.82%
John Friend	100,000	—	100,000	*
Chad Kolean	80,000	22,833	102,833	*
Jarrod Longcor	80,000	25,000	105,000	*
Fred Driscoll	—	—	—	*
Stephen A. Hill	9,920	35,136	45,056	*
Stefan Loren	—	23,250	23,250	*
John Neis(1)	631,317	66,800	698,117	4.99%
Douglas Swirsky	—	—	—	*
All directors and officers as a group (9 persons)	1,148,785	297,750	1,446,535	10.17%

* Less than 1%

(1)	Consists of shares of common stock held by Venture Investors Early Stage Fund IV Limited Partnership and Advantage Capital Wisconsin Partners I, Limited Partnership. VIESF IV GP LLC is the general partner of Venture Investors Early Stage Fund IV Limited Partnership and Venture Investors LLC is the submanager and special limited partner of Advantage Capital Wisconsin Partners I, Limited Partnership. The investment decisions of VIESF IV GP LLC and Venture Investors LLC are made collectively by seven managers, including Mr. Neis. Each such manager and Mr. Neis disclaim such beneficial ownership except to the extent of his pecuniary interest therein. The address of Mr. Neis is c/o Venture Investors LLC, 505 South Rosa Road, Suite 201, Madison, Wisconsin 53719. Shares in the “Right to Acquire” column consist of 42,260 shares of common stock issuable upon the exercise of warrants held by Venture Investors Early Stage Fund IV Limited and Advantage Capital Wisconsin Partners I, Limited Partnership and common stock issuable upon options to purchase 24,540 shares of common stock issued to Mr. Neis in his capacity as director. Shares in the “Right to Acquire” column consist of shares of common stock issuable upon the exercise of warrants at exercise prices ranging from $1.50 to $250.00 per share expiring between February 20, 2018 and November 29, 2021. Certain warrants held by the stockholder provide that the number of shares of common stock to be obtained by each of the holders upon exercise cannot exceed the number of shares that, when combined with all other shares of our common stock and securities beneficially owned by them, would result in them owning more than 4.99% of our outstanding common stock; provided, however that this limitation may be increased to 9.99% by the stockholder upon 61 days prior notice to us. Due to this limitation all such warrants to purchase shares of common stock have been omitted from the “Right to Acquire” column of this table.

OTHER MATTERS

Stockholder Proposals

Stockholders who wish to present proposals pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at our 2018 Annual Meeting of Stockholders must submit the proposals in proper form to us at the address set forth on the first page of this proxy statement not later December 26, 2017, or, if the date of that meeting is more than 30 calendar days before or after May 31, 2018, a reasonable time before we begin to print and mail our proxy materials with respect to that meeting, in order for the proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2018 Annual Meeting.

Stockholder proposals intended to be presented at our 2018 Annual Meeting submitted outside the processes of Rule 14a-8 must be received in writing by us no later than the close of business on March 1, 2018, nor earlier than January 31, 2018, together with all supporting documentation and information required by our bylaws.

Multiple Stockholders Sharing the Same Address

Please note that brokers may deliver only one set of proxy materials to multiple stockholders sharing an address unless we have received contrary instructions from one or more of those stockholders. This practice, known as “householding,” is designed to reduce printing and postage costs. If any stockholder residing at such an address wishes to receive a separate set of proxy materials, we will promptly deliver a separate copy to any stockholder upon written or oral request to Investor Relations, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716, by telephone at (608) 441-8120 or by e-mail at ir@cellectar.com. Stockholders can also contact Investor Relations in this manner to indicate that they wish to receive separate sets of proxy materials, as applicable, in the future or to request that we send only a single set of materials to stockholders sharing an address who are currently receiving multiple copies.

Annual Report on Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request addressed to: Investor Relations, Cellectar Biosciences, Inc., 3301 Agriculture Drive, Madison, Wisconsin 53716.

If You Have Any Questions

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or by telephone at 888-680-1525.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX A

RESOLUTION OF THE BOARD OF DIRECTORS
OF CELLECTAR BIOSCIENCES, INC.

APPROVING THE SPECIAL MEETING PROPOSAL

WHEREAS, on May 31, 2017, the stockholders of Cellectar Biosciences, Inc. (the “Company”) at a duly called and convened annual meeting thereof (the “2017 Annual Meeting”) approved an amendment (the “Amendment”) to the Company’s certificate of incorporation to increase the number of authorized shares of common stock by 40,000,000 shares, from 40,000,000 to 80,000,000 shares, and the Company’s board of directors (the “Board”) filed a Certificate of Amendment with the Delaware Secretary of State;

WHEREAS, the Amendment was approved at the 2017 Annual Meeting by the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote thereon and consistent with the applicable rules concerning the manner in which broker votes are counted for “routine” matters, certain shares of common stock held by brokers and with respect to which the beneficial owner had not provided the broker with voting instructions were voted by the broker in favor of the approval of the Amendment;

WHEREAS, the Board subsequently determined that a particular disclosure contained in the proxy statement disseminated to stockholders in connection with the 2017 Annual Meeting included an inadvertent drafting error—specifically, that notwithstanding the applicable rules concerning the manner in which broker votes are counted for “routine” matters, the proxy statement suggested that brokers would not have discretionary authority with respect to the approval of the Amendment, even though it had been the Company’s intent to state, consistent with applicable rules, that discretionary voting is permitted—and that some stockholders may claim to have been confused by this drafting error and that one stockholder has challenged the validity of the Amendment on these grounds;

WHEREAS, in light of the foregoing, while the Board believes it was and is appropriate to include the votes brokers cast pursuant to their discretionary authority and believes the Amendment has been properly approved and is effective, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to ratify the filing and effectiveness of the Amendment (the “Special Meeting Proposal”) at a special meeting called for that purpose (the “Special Meeting”);

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders to treat the Special Meeting Proposal as a ratification pursuant to and in accordance with Section 204 of the Delaware General Corporation Law (the “DGCL”) given that some stockholders may view the filing and effectiveness of the Amendment in connection with the 2017 Annual Meeting as a defective corporate act (as defined in Section 204(h) of the DGCL);

WHEREAS, any claim that a defective corporate act ratified under Section 204 is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that a ratification in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Delaware Secretary of State and becomes effective;

WHEREAS, if the Special Meeting Proposal is approved by stockholders, the Company expects to file a certificate of validation promptly after the adjournment of the Special Meeting, and any claim that the filing and effectiveness of the Amendment is void or voidable due to the failure to receive the requisite stockholder approval at the 2017 Annual Meeting or the Special Meeting, as applicable, or that the Delaware Court of Chancery should declare, in its discretion, that the Amendment not be effective or be effective only on certain conditions, must be brought within 120 days from the time a certificate of validation is filed with the Delaware Secretary of State and becomes effective in accordance with the DGCL;

A-1

WHEREAS, the Company has prepared and intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement relating to the Special Meeting and the Special Meeting Proposal, which the Board has reviewed and discussed with management; and

WHEREAS, the Board now desires to call the Special Meeting, and set a record date therefor, for the purpose of submitting the Special Meeting Proposal to stockholders.

NOW, THEREFORE, BE IT

RESOLVED, that the Special Meeting will be held on Tuesday, September 12, 2017, at 10:00 A.M., local time, unless and until otherwise informed, at its headquarters at 3301 Agriculture Drive, Madison, Wisconsin 53716 (unless the Board fixes another date, time and place) for the purposes of submitting the Special Meeting Proposal to stockholders;

RESOLVED, FURTHER, that the close of business on Thursday, August 10, 2017, is hereby fixed as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting;

RESOLVED, FURTHER, that, pursuant to and in accordance with Section 204 of the DGCL, the ratification of the filing and effectiveness of the Amendment pursuant to the Special Meeting Proposal be, and hereby is, approved, adopted and confirmed in all respects;

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to submit the Special Meeting Proposal at a Special Meeting, as the same may be adjourned or postponed, and are further directed to provide notice of the Special Meeting in accordance with Section 204(d) of the DGCL to the stockholders entitled to vote thereon and to all other holders entitled to notice thereunder;

RESOLVED, FURTHER, that the Board hereby recommends that the stockholders entitled to vote on the Special Meeting Proposal approve the Special Meeting Proposal, and therefore the ratification of the filing and effectiveness of the Amendment;

RESOLVED, FURTHER, that, subject to the approval of the Special Meeting Proposal by the requisite vote of the holders of common stock entitled to vote thereon, the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to execute and file or cause to be filed with the Delaware Secretary of State a certificate of validation in respect of the ratification of the Amendment, with such certificate containing such information and being in such form as is prescribed by Section 204 of the DGCL;

RESOLVED, FURTHER, that James Caruso and Chad Kolean be, and each of them hereby is, with or without the other, true and lawful agents and proxies with full authority to act without the other and with full power of substitution, designated as a proxy holder to vote at the Special Meeting all proxies received by the Company upon the matters described above and upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof;

A-2

RESOLVED, FURTHER, that James Caruso (or if he is unavailable, his designee) is designated the chairperson of the Special Meeting with all rights ascribed to such position pursuant to the Company’s bylaws, except as may be prohibited by law, including the DGCL;

RESOLVED, FURTHER, that any person(s), firm or corporation designated and approved by the Chief Executive Officer of the Company is hereby appointed inspector of election to act at the Special Meeting and at any adjournments or postponements thereof;

RESOLVED, FURTHER, that the officers of the Company be, and each hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to negotiate for and enter into agreements and amendments to agreements, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such certificates, instruments, agreements or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the purpose and intent of, or consummate the transactions contemplated by the foregoing resolutions and/or all of the transactions contemplated therein or thereby (including, without limitation, causing notice of the Special Meeting to be given to the stockholders and other persons entitled thereto under Section 204 of the DGCL, preparing and distributing a proxy statement for the Special Meeting, and retaining proxy solicitors and other meeting advisors), the authorization therefor to be conclusively evidenced by the taking of such action or the execution and delivery of such certificates, instruments, agreements or documents;

RESOLVED, FURTHER, that all acts, transactions or agreements undertaken prior to the adoption of these resolutions by any of the officers or representatives of the Company, in the name and on behalf of the Company, in connection with or in furtherance of any of the foregoing matters be, and they hereby are, ratified, confirmed, adopted and approved in all respects and for all purposes as the validly authorized acts and deeds of the Company; and

RESOLVED, FURTHER, that if any party requires that the authorizations of any of the foregoing transactions be adopted in another form of resolutions, such resolutions, in such form as may be approved by the officers, shall be deemed to have been adopted hereby by the Board as of the date first set forth above.

RESOLVED, FURTHER, that the Board may abandon the ratification of any corporate act identified herein, whether before or after stockholder approval thereof and without further action thereby, at any time prior to the validation effective time (as defined in Section 204(h) of the DGCL) of such act.

A-3

APPENDIX B

CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CELLECTAR BIOSCIENCES, INC.

Cellectar Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1.              That the Board of Directors of the Corporation duly adopted resolutions proposing to amend the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, as follows:

Resolved:	That the Board of Directors finds it advisable and in the best interest of the Corporation and its stockholders to amend the Corporation’s Second Amended and Restated Certificate of Incorporation, as amended, by amending and restating in its entirety the first paragraph of Article FOURTH, as follows (the “Charter Amendment”):

“FOURTH: The aggregate number of shares of stock that the Corporation shall have authority to issue is eighty million and seven thousand (80,007,000), of which eighty million (80,000,000) shares shall be designated ‘Common Stock’ and seven thousand (7,000) shares shall be designated ‘Preferred Stock.’ Shares of Common Stock and Preferred Stock shall have a par value of $0.00001 per share.”

2.              That this Certificate of Amendment, which amends the provisions of the Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

B-1